--------------------------------------------------------------------------------



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                              FINANCIAL STATEMENTS









================================================================================


                                The Fairmont Fund

================================================================================





















                                December 31, 2000

Comments from Morton H. Sachs, Chairman

The market's exuberance was brought to a screeching halt this year. As the technology bubble burst, the NASDAQ turned in its worst year ever with a decline of 39.3%. Similarly, the large cap growth sector had the brakes applied to its momentum as well. The DJIA and S&P indexes turned in declines of 6.2% and 9.1% respectively.

Though the Fund managed to side-step some of the tech disaster, it was not immune to it. The decision made toward the end of 1999 to increase our tech exposure worked out well for a time, especially for those positions closed out by the end of the first quarter (Compaq, NewBridge Networks). The April sell-off was not selective, however. Many stocks that had been doing well got clobbered (Online Resources). Our subsequent efforts to capitalize on the steep slide and buy at what looked like bargain prices proved to be premature in a number of cases (ATT, CMG Info Systems, Novell, and Science Dynamics). Short-term successes (Cisco Systems, Xerox) were not enough to overcome the general market decline.

Elsewhere, we enjoyed gains in the financial (MECH Financial), advertising (Grey Global), drug (Novartis), and brokerage (DLJ) sectors. Unfortunately, these gains were not enough to offset a long-term turnaround situation that we finally abandoned (Budget Group) and a real estate investment trust (RFS Hotel Investors) that has been slow to recover.

Although 2000 proved to be another difficult year for the Fund (-15.98%), there is a glimmer of hope on the horizon as value investing seems to be regaining favor after a long dry spell. We hope that our patience will be rewarded as price multiples return to more rational levels. This year's shocking reminder of the hazards of putting too much faith in a single sector or bidding stock prices through the roof may convert a number of investors to our way of thinking.

(GRAPH)

================================================================================
The Fairmont Fund
================================================================================
                                                         Schedule of Investments
                                                               December 31, 2000
================================================================================
--------------------------------------------------------------------------------
 Shares/Principal Amount                             Market Value   % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Advertising Agencies
    400 Grey Global Corp                             $  260,000           3.13%
                                                     -----------
 Book Stores
 15,000 Barnes and Noble Inc.*                          397,500           4.78%
                                                     -----------
 Commercial Physical and Biological Research
  5,000 Entremed  Inc.*                                  86,250           1.04%
                                                     -----------
 Computer Programing
 20,000 At Home Corp.*                                  110,625           1.34%
                                                     -----------
 Computer Related Services
 25,000 Earthlink Inc.*                                 125,781           1.51%
                                                     -----------
 Electromedical and Electrotherapeutic Apparatus
 20,000 Pacificare Health Systems Inc.*                 300,000           3.61%
                                                     -----------
 Fire, Marine, and Casualty Insurance
 40,000 Ohio Casualty Corp.                             400,000           4.81%
                                                     -----------
 Food/Like Products
 15,000 Sara Lee Corp.                                  368,437           4.43%
                                                     -----------
 Help Supply Services
 45,000 Butler International Inc.*                      208,125           2.50%
                                                     -----------
 Hospital and Medical Service Plans
 20,000 Health Net Inc.*                                523,750           6.30%
                                                     -----------
 Hotels and Motels
 45,000 Hilton Hotels Corp.                             472,500           5.68%
                                                     -----------
 Life, Health and General Insurance
  8,000 Aegon NV                                        331,500           3.99%
                                                     -----------
 National Commercial Banks
 15,000 Compass Bancshares Inc.                         358,125
 20,000 First Tennessee National Corp.                  578,750
 15,000 Union Planters Corp.                            536,250
                                                     -----------
                                                      1,473,125          17.72%
 Nursing and Personal Care Facilities
 20,000 Sunrise Assisted Living Inc. *                  500,000           6.02%
                                                     -----------
 Personal Credit Institutions
  5,000 American Express Co.                            274,687           3.31%
                                                     -----------

 Pharmaceutical Preparations
  5,000 Novartis AG (ADS)                               223,750           2.69%
                                                     -----------

 Radio, Television, and Consumer Electronics
 20,000 Circuit City Stores Inc.                        230,000           2.77%
                                                     -----------
 Real Estate Investment Trusts
  5,000 Felcor Lodging Trust Inc.                       119,688
 25,000 Omega Health Care                                95,313
 20,000 RFS Hotel Investors Inc.                        261,250
 35,000 Senior Housing                                  325,938
                                                     -----------
                                                        802,189           9.65%
 Telephone and Telegraph Apparatus
 20,000 Lucent Technologies                             270,000           3.25%
                                                     -----------        --------
        Total Stocks (Cost $7,019,075)                7,358,219          88.53%

 Cash and Equivalents
        Firstar U.S Treasury Money Market Fund 5.67%    954,016          11.48%
                                                     -----------        --------
           Institutional Cl  I

        Total Investments (Cost $7,973,091)          $8,312,235         100.01%

        Other Liabilities Less Assets                      (230)          (.01)%
                                                                        --------
        Net Assets                                   $8,312,005         100.00%
                                                     ===========        ========

================================================================================
The Fairmont Fund
================================================================================
Statement of Assets and Liabilities
     December 31, 2000

Assets:
     Investment Securities at Market Value (Note 2)               $  8,312,235
          (Cost $7,973,091)
     Cash                                                                8,030
     Receivables:
          Dividends and Interest                                        25,996
                                                                  ------------
               Total Assets                                          8,346,261
                                                                  ------------
Liabilities
     Accrued Expenses (Note 3)                                          13,972
      Payables:
          Shares Redeemed                                               19,712
          Other                                                            572
                                                                  ------------
               Total Liabilities                                        34,256
                                                                  ------------
Net Assets                                                        $  8,312,005
                                                                  ============
Net Assets Consist of:
     Capital Paid In (Note 8)                                        9,695,489
     Accumulated Realized Loss on Investments - Net                 (1,722,628)
     Unrealized Appreciation on Investments (Note 5)                   339,144
                                                                  ------------

Net Assets, for 415,950 Shares Outstanding                        $  8,312,005
                                                                  ============
Net Asset Value, Offering Price and Redemption Price
     Per Share ($8,312,005/415,950 shares)                        $      19.98
                                                                  ============

================================================================================
 The Fairmont Fund
================================================================================
 Statement of Operations
 For the year ending December 31, 2000
================================================================================
Investment Income: (Note 2)
   Dividends                                                      $   161,321
   Interest                                                            25,256
                                                                  ------------
     Total Investment Income                                          186,577
                                                                  ------------
Expenses
   Management Fees (Note 3)                                           201,538
                                                                  ------------
     Total Expenses                                                   201,538
                                                                  ------------

       Net Investment Loss                                            (14,961)
                                                                  ------------
Realized and Unrealized Loss on Investments: (Note 2)
   Realized Loss on Investments                                    (1,642,814)
   Change in Unrealized Appreciation on Investments                  (512,817)
                                                                  ------------
     Net Realized and Unrealized Loss on Investments               (2,155,631)
                                                                  ------------

       Net Decrease in Net Assets from Operations                 $(2,170,592)
                                                                  ============

================================================================================
The Fairmont Fund
================================================================================
Statement of Changes in Net Assets
================================================================================

                                                                       1/1/00          1/1/99
                                                                         to              to
                                                                      12/31/00        12/31/99
From Operations:
     Net Investment Loss                                            $   (14,961)    $   (17,679)
     Net Realized Gain (Loss) on Investments                         (1,642,814)      1,206,359
     Net Unrealized Depreciation on Investments                        (512,817)     (3,339,684)
                                                                    ------------    ------------
            Decrease in Net Assets from Operations                   (2,170,592)     (2,151,004)
                                                                    ------------    ------------
From Distributions to Shareholders: (Note 4)
     Net Investment Income                                                    0               0
     Net Realized Gains from Security Transactions                            0        (141,259)
                                                                    ------------    ------------
             Net Distributions                                                0        (141,259)
                                                                    ------------    ------------
From Capital Share Transactions: (Note 2)
     Proceeds From Sale of Shares                                        82,932         479,685
     Shares Issued on Reinvestment of Dividends                               0         135,040
     Cost of Shares Redeemed                                         (4,633,443)     (7,128,568)
                                                                    ------------    ------------
              Net Decrease from Capital Share Transactions           (4,550,511)     (6,513,843)
                                                                    ------------    ------------

                     Net Decrease in Net Assets                      (6,721,103)     (8,806,106)


Net Assets at Beginning of Period                                    15,033,108      23,839,214
                                                                    ------------    ------------
Net Assets at End of Period                                         $ 8,312,005     $15,033,108
                                                                    ============    ============


Share Transactions:
     Issued                                                               4,087          19,494
     Reinvested                                                               -           5,679
     Redeemed                                                          (220,183)       (298,576)
                                                                    ------------    ------------
Net increase (decrease) in shares                                      (216,096)       (273,403)
Shares outstanding beginning of period                                  632,046         905,449
                                                                    ------------    ------------
Shares outstanding end of period                                        415,950         632,046
                                                                    ============    ============

================================================================================
 The Fairmont Fund
================================================================================
Financial Highlights
Selected data for a share outstanding throughout the
================================================================================

                                              01/01/00      01/01/99      01/01/98      01/01/97      01/01/96
                                                 to            to            to            to            to
                                              12/31/00      12/31/99      12/31/98      12/31/97      12/31/96
Net Asset Value -
     Beginning of Period                      $  23.78      $  26.33      $  27.68      $  26.45      $  27.02
Net Investment Income                            (0.03)        (0.49)        (0.27)        (0.16)        (0.10)
Net Gains or Losses on Securities
     (realized and unrealized)                   (3.77)        (1.83)        (1.08)         4.20          2.67
                                              ---------     ---------     ---------     ---------     ---------
Total from Investment Operations                 (3.80)        (2.32)        (1.35)         4.04          2.57
Dividends
     (from net investment income)                 0.00          0.00          0.00          0.00          0.00
Distributions (from capital gains)                0.00          0.23          0.00          2.81          3.14
Return of Capital                                 0.00          0.00          0.00          0.00          0.00
                                              ---------     ---------     ---------     ---------     ---------
     Total Distributions                          0.00          0.23          0.00          2.81          3.14
Net Asset Value -
     End of Period                            $  19.98      $  23.78      $  26.33      $  27.68      $  26.45
                                              =========     =========     =========     =========     =========

Total Return                                    (15.98)%       (8.83)%       (4.88)%       15.27%         9.52%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)        $  8,312      $ 15,033      $ 23,839      $ 31,856      $ 30,731

Ratio of Expenses to Average Net Assets           1.96%         1.77%         1.68%         1.63%         1.66%
Ratio of Net Income to Average Net Assets        (0.15)%       (0.10)%       (0.18)%       (0.57)%       (0.59)%
Portfolio Turnover Rate                           3.94          2.61          3.42          1.83          2.37


                                The Fairmont Fund

                          Notes to Financial Statements

                                December 31, 2000

(1)  Organization

     The Fairmont Fund (The Fund) is a no-load, diversified series of The Camelot Funds, formerly The Fairmont Fund Trust (The Trust), which is a Kentucky business trust and an open-end investment company registered under the Investment Company Act of 1940. The Fund was established under a Declaration of Trust dated December 29, 1980 and began offering its shares publicly on September 2, 1981. The Fund's objective is capital appreciation which it seeks to achieve by investing in equity securities that its Adviser believes are undervalued.

 (2) Summary of Significant Accounting Policies

     (a) Valuation of Investment Securities - Purchases and sales of securities are recorded on a trade date basis. Portfolio securities which are traded on stock exchanges or in the over-the-counter markets are valued at the last sale price as of 4:00 P.M. Eastern time on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     (b) Gains and Losses on Investment Securities - Gains and losses from sales of investments are calculated on the "identified cost" method. Upon disposition of a portion of the investment in a particular security, it is The Fund's general practice to first select for sale those securities which qualify for long-term capital gain or loss treatment for tax purposes.

     (c) Repurchase Agreements - The Fund may acquire repurchase agreements from banks or security dealers (the Seller) which the Board of Trustees and the Adviser have determined creditworthy. The Seller of the repurchase agreement is required to maintain the value of collateral at not less than the repurchase price, including accrued interest. Securities pledged as collateral for repurchase agreements are held by The Fund's custodian in the Federal Reserve/Treasury book-entry system.

     (d) Capital Shares - The Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written request in proper form.

     (e) Estimates and Assumptions - The preparation of financial statements in conformity with generally accepted accounting principles requires The Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with Federal Tax Regulations which may differ from Generally Accepted Accounting Principles.

(3)  Investment Advisory Agreement, Commissions and Related Party Transactions

     The Investment Advisory Agreement (the Agreement) provides that The Sachs Company (the Adviser) will pay all of The Trust's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. Under the terms of the Agreement, The Fund pays the Adviser a fee at the rate of 2% of the first $10,000,000 of average daily net assets, 1-1/2% of the next $20,000,000, and 1% of the average daily net assets over $30,000,000. The management fee is accrued daily and paid monthly. The Adviser received management fees of $201,538 for the year ending December 31, 2000.

                                The Fairmont Fund

                          Notes to Financial Statements

                                December 31, 2000

     Morton H. Sachs, a trustee of The Fund, is the president and sole shareholder of the Adviser. The Adviser, as a registered broker-dealer of securities, effected substantially all of the investment portfolio transactions for The Fund. For this service the Adviser received commissions of $178,561 for the year ending December 31, 2000.

    Certain officers and/or Trustees of The Fund are officers of the Adviser.

(4)  Distributions to Shareholders

    No distributions to shareholders were made in year ending December 31, 2000.


(5)  Investments

For the year ending December 31, 2000, the cost of purchases and proceeds from sales of investments, other than temporary cash investments, were $38,601,992 and $44,137,206 respectively.

Following is information regarding unrealized appreciation (depreciation) and aggregate cost of securities based upon federal income tax cost at December 31, 2000. The difference between book cost and tax cost consists of wash sales in the amount of $39,579.
                                                                      Tax Cost
         Aggregate gross unrealized appreciation for
              all securities with value in excess of cost........$    1,328,120

         Aggregate gross unrealized depreciation for
              all securities with cost in excess of value.........  ( 1,028,555)
                                                                     ----------

         Net unrealized appreciation.............................$      299,565
                                                                     ==========

         Aggregate cost of securities............................$    7,058,654
                                                                     ==========

(6)  Income Taxes

It is The Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute substantially all of its income to shareholders. Therefore no tax provision is required.

 (7) There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 2000.

(8) At December 31, 2000 an indefinite number of capital shares (no par value) were authorized, and paid-in capital amounted to $9,695,489. Transactions in capital shares were as follows:

          Shares sold.....................................     4,087
          Shares redeemed................................. ( 220,183)
                                                           ----------
          Net decrease.................................... ( 216,096)
                                                           ==========

          Shares outstanding:
                Beginning of period.......................   632,046
                                                           ==========
                Ending of period..........................   415,950
                                                           ==========

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Directors:
Fairmont Fund

We have audited the accompanying statement of assets and liabilities of Fairmont Fund (a series of the Camelot Funds), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fairmont Fund as of December 31 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 19, 2001

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                Board of Trustees
                                 Morton H. Sachs
                               Jennifer S. Dobbins
                               Maurice J. Buchart
                                  Jane W. Hardy
                              Boyce F. Martin, III


                               Investment Adviser
                                The Sachs Company
                              1346 South Third St.
                              Louisville, KY 40208


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114


                                    Custodian
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                     Counsel
                       Brown, Cummins & Brown Co., L.P.A.
                                3500 Carew Tower
                                 441 Vine Street
                              Cincinnati, OH 45202


                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145